Exhibit 13.1

SECTION 906 CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, Joe Nemeth, President and Chief Executive Officer of Catalyst Paper Corporation (the “Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Company’s annual report on Form 20-F for the fiscal year ended December 31, 2015, to which this statement is filed as an exhibit (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2016

By:	/s/ Joe Nemeth
Name:	Joe Nemeth
Title:	President and Chief Executive Officer

SECTION 906 CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Frank De Costanzo, the Senior Vice President and Chief Financial Officer of Catalyst Paper Corporation, (the “Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Company’s annual report on Form 20-F for the fiscal year ended December 31, 2015, to which this statement is filed as an exhibit (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2016

By:	/s/ Frank De Costanzo
Name:	Frank De Costanzo
Title:	Senior Vice President and Chief Financial Officer